UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 28, 2007

GLOBALOPTIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-117495	73-1703260
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

75 Rockefeller Plaza, 27th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

(Former name or former address, if changed since last report)

EXPLANATORY STATEMENT

On February 28, 2007, the Registrant acquired all of the stock of The Bode Technology Group, Inc. ("Bode"), a Virginia corporation.

This Amended Current Report on Form 8-K/A amends and restates Item 9.01, the Current Report on Form 8-K for the acquisition of The Bode Technology Group, Inc. filed with the Commission on March 1, 2007. This Amended Current Report provides, among others, the information required by Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with Item 9.01(a), the following are filed herewith and incorporated herein by reference:

1.	Financial Statements of The Bode Technology Group, Inc. (“Bode”):
a.	Independent Auditor’s Report

b.	Balance Sheets at December 31, 2006 and 2005
c.	Statements of Operations for the Years ended December 31, 2006 and 2005

d.	Statements of Changes in Stockholder’s Equity for the Years ended December 31, 2006 and 2005
e.	Statements of Cash Flows for the Years ended December 31, 2006 and 2005

f.	Notes to Financial Statements

See Exhibit 99.1

(b)  PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01(b), the following are filed herewith and incorporated herein by reference. Our unaudited pro forma condensed combined financial statements as of December 31, 2006 and for years ended December 31, 2006 and 2005 are filed herewith and incorporated herein by reference:

1.	Introduction to Unaudited Pro Forma Condensed Combined Financial Statements
2.	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006
3.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2006
4.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

See Exhibit 99.2

(d)  EXHIBITS.
The exhibits listed in the following Exhibit Index are filed as part of this Report.

EXHIBIT NO.	DESCRIPTION
10.1(1)	Stock Purchase Agreement, dated as of February 28, 2007 by and between GlobalOptions Group, Inc., ChoicePoint Government Services Inc. and ChoicePoint Inc.
23.1	Consent of Marcum & Kliegman LLP
99.1	Financial Statements of The Bode Technology Group, Inc.
99.2	Pro Forma Condensed Financial Statements of GlobalOptions Group, Inc.

(1)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K filed with the SEC on March 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBALOPTIONS GROUP, INC.

Date: May 14 , 2007	By:	/s/ Harvey W. Schiller
Harvey W. Schiller, Ph.D.
Chairman and Chief Executive Officer

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1(1)	Stock Purchase Agreement, dated as of February 28, 2007 by and between GlobalOptions Group, Inc., ChoicePoint Government Services Inc. and ChoicePoint Inc.
23.1	Consent of Marcum & Kliegman LLP
99.1	Financial Statements of The Bode Technology Group, Inc.
99.2	Pro Forma Condensed Financial Statements of GlobalOptions Group, Inc.

(1)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K filed with the SEC on March 1, 2007.

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